SUPPLEMENT DATED MARCH 1, 2013
to

TO PROSPECTUS DATED MAY 1, 1995
FOR VARIABLE LIFE INSURANCE POLICY

ISSUED BY INDEPENDENCE LIFE AND ANNUITY COMPANY
INDEPENDENCE VARIABLE LIFE SEPARATE ACCOUNT

Pursuant to Board of Trustee and shareholder approval, effective at the close of business on April 26, 2013, Columbia Variable Portfolio – Money Market Fund will merge into Columbia Variable Portfolio – Cash Management Fund.

Please retain this supplement with your prospectus for future reference.